Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability

The following tables present our financial results, operating data, EBITDA, adjusted EBITDA, and distributable cash flow for each quarterly period through Dec. 31, 2014. For periods prior to the initial public offering (IPO) on July 26, 2013, the historical results of operations include our predecessor for accounting purposes. Effective March 1, 2014, we acquired the Gold Line Products System and the Medford Spheres. Effective Dec. 1, 2014, we acquired the Bayway and Ferndale rail racks and Cross-Channel Connector Products System project. Effective in December 2014, we acquired the Palermo Rail Terminal and Eagle Ford Gathering System projects from Phillips 66. We refer to the aforementioned acquisitions collectively as “the Acquisitions.” The acquisitions of the Gold Line, Medford, Bayway and Ferndale assets were transfers of businesses between entities under common control, which requires retrospective adjustments to furnish comparative consolidated information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of each acquisition. The acquisitions of the Cross-Channel Connector Products System, Palermo Rail Terminal and Eagle Ford Gathering System projects represented transfers of assets. Accordingly, the results of the Cross-Channel Connector Products System, Palermo Rail Terminal and Eagle Ford Gathering System projects are included prospectively from the effective date of each acquisition.

We refer to our pre-IPO predecessor and the operations of the Gold Line, Medford, Bayway and Ferndale assets prior to their acquisitions collectively as our “predecessors.” The following tables do not include adjusted EBITDA and distributable cash flow for the periods prior to the IPO.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	**	**	21.1	29.8	50.9	35.3	54.5	52.7	61.0	203.5
Transportation and terminaling services—third parties	**	**	—	0.1	0.1	0.6	2.4	0.7	1.7	5.4
Other income	**	**	0.1	0.1	0.2	0.1	—	—	—	0.1
Total revenues	**	**	21.2	30.0	51.2	36.0	56.9	53.4	62.7	209.0

Costs and Expenses
Operating and maintenance expenses	**	**	5.9	7.7	13.6	8.3	13.0	12.5	13.2	47.0
Depreciation	**	**	1.1	1.5	2.6	2.4	3.9	4.0	4.0	14.3
General and administrative expenses	**	**	1.8	3.1	4.9	5.6	5.4	4.9	6.0	21.9
Taxes other than income taxes	**	**	0.3	0.4	0.7	0.6	1.0	1.1	0.9	3.6
Interest and debt expense	**	**	0.1	0.2	0.3	0.5	1.3	1.4	2.1	5.3
Other expenses	**	**	—	—	—	—	—	—	0.1	0.1
Total costs and expenses	**	**	9.2	12.9	22.1	17.4	24.6	23.9	26.3	92.2
Income before income taxes	**	**	12.0	17.1	29.1	18.6	32.3	29.5	36.4	116.8
Provision for income taxes	**	**	0.1	0.1	0.2	0.3	0.2	0.1	0.2	0.8
Net Income	**	**	11.9	17.0	28.9	18.3	32.1	29.4	36.2	116.0
Less: General partner’s interest in net income attributable to the Partnership	**	**	0.2	0.4	0.6	0.8	1.7	2.0	3.8	8.3
Limited partners’ interest in net income attributable to the Partnership	**	**	11.7	16.6	28.3	17.5	30.4	27.4	32.4	107.7
Adjusted EBITDA	**	**	13.2	18.8	32.0	21.5	37.6	35.0	42.6	136.7
Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3	33.4	37.2	128.2
** Information is not applicable for the pre-IPO periods.

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	41.2	44.2	27.6	18.0	131.0	15.2	—	2.1	2.1	19.4
Transportation and terminaling services—third parties	1.1	1.1	1.7	1.1	5.0	0.7	—	—	—	0.7
Total revenues	42.3	45.3	29.3	19.1	136.0	15.9	—	2.1	2.1	20.1

Costs and Expenses
Operating and maintenance expenses	12.0	13.0	8.4	5.2	38.6	3.4	0.4	0.7	1.0	5.5
Depreciation	3.4	3.2	2.3	2.8	11.7	1.2	—	0.2	0.5	1.9
General and administrative expenses	3.6	4.4	2.6	2.9	13.5	1.8	0.8	0.6	0.5	3.7
Taxes other than income taxes	1.3	1.2	0.8	0.8	4.1	0.6	—	—	—	0.6
Total costs and expenses	20.3	21.8	14.1	11.7	67.9	7.0	1.2	1.5	2.0	11.7
Income before income taxes	22.0	23.5	15.2	7.4	68.1	8.9	(1.2)	0.6	0.1	8.4
Provision for income taxes	0.1	0.1	0.1	—	0.3	—	—	—	—	—
Net Income (Loss)	21.9	23.4	15.1	7.4	67.8	8.9	(1.2)	0.6	0.1	8.4
EBITDA attributable to predecessors	25.4	26.7	17.5	10.2	79.8	10.1	(1.2)	0.8	0.6	10.3

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	41.2	44.2	48.7	47.8	181.9	50.5	54.5	54.8	63.1	222.9
Transportation and terminaling services—third parties	1.1	1.1	1.7	1.2	5.1	1.3	2.4	0.7	1.7	6.1
Other income	—	—	0.1	0.1	0.2	0.1	—	—	—	0.1
Total revenues	42.3	45.3	50.5	49.1	187.2	51.9	56.9	55.5	64.8	229.1

Costs and Expenses
Operating and maintenance expenses	12.0	13.0	14.3	12.9	52.2	11.7	13.4	13.2	14.2	52.5
Depreciation	3.4	3.2	3.4	4.3	14.3	3.6	3.9	4.2	4.5	16.2
General and administrative expenses	3.6	4.4	4.4	6.0	18.4	7.4	6.2	5.5	6.5	25.6
Taxes other than income taxes	1.3	1.2	1.1	1.2	4.8	1.2	1.0	1.1	0.9	4.2
Interest and debt expense	—	—	0.1	0.2	0.3	0.5	1.3	1.4	2.1	5.3
Other expenses	—	—	—	—	—	—	—	—	0.1	0.1
Total costs and expenses	20.3	21.8	23.3	24.6	90.0	24.4	25.8	25.4	28.3	103.9
Income before income taxes	22.0	23.5	27.2	24.5	97.2	27.5	31.1	30.1	36.5	125.2
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2	0.1	0.2	0.8
Net Income	21.9	23.4	27.0	24.4	96.7	27.2	30.9	30.0	36.3	124.4
Less: Net income (loss) attributable to predecessors	21.9	23.4	15.1	7.4	67.8	8.9	(1.2)	0.6	0.1	8.4
Net income attributable to the Partnership	—	—	11.9	17.0	28.9	18.3	32.1	29.4	36.2	116.0
Less: General partner’s interest in net income attributable to the Partnership	**	**	0.2	0.4	0.6	0.8	1.7	2.0	3.8	8.3
Limited partners’ interest in net income attributable to the Partnership	**	**	11.7	16.6	28.3	17.5	30.4	27.4	32.4	107.7

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (Dollars)
Common units—public	**	**	0.17	0.24	0.40	0.25	0.41	0.37	0.44	1.48
Subordinated units—Phillips 66	**	**	0.17	0.24	0.40	0.24	0.41	0.37	0.43	1.45

Average Limited Partner Units Outstanding (Thousands)
Common units—public	**	**	18,889	18,889	18,889	18,889	18,889	18,889	18,889	18,889
Common units—Phillips 66	**	**	16,328	16,328	16,328	17,544	19,859	19,859	20,221	19,380
Subordinated units—Phillips 66	**	**	35,217	35,217	35,217	35,217	35,217	35,217	35,217	35,217

EBITDA	25.4	26.7	30.7	29.0	111.8	31.6	36.4	35.8	43.2	147.0

Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3	33.4	37.2	128.2
** Information is not applicable for the pre-IPO periods.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2013					2014†
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines*
Pipeline throughput volumes
Crude oil	**	**	231	244	238	259	295	302	288	286
Refined products	**	**	304	315	311	314	438	384	439	394
Total	**	**	535	559	549	573	733	686	727	680

Terminals
Terminaling throughput and storage volumes
Crude oil‡	**	**	378	406	394	410	453	464	482	453
Refined products	**	**	268	272	270	327	457	413	419	404
Total	**	**	646	678	664	737	910	877	901	857
* Represents the sum of volumes transported through each separately tariffed pipeline segment.
† Represents total post-acquisition volumes for the acquired assets divided by the total days for each period presented.
‡ Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue	**	**	0.35	0.33	0.34	0.39	0.50	0.48	0.52	0.47
Average terminaling and storage revenue	**	**	0.21	0.21	0.21	0.24	0.28	0.29	0.34	0.29
** Information is not applicable for the pre-IPO periods.

CONSOLIDATED

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines*
Pipeline throughput volumes
Crude oil	301	296	249	244	272	259	295	302	288	286
Refined products	326	385	440	448	400	418	438	384	439	420
Total	627	681	689	692	672	677	733	686	727	706

Terminals
Terminaling throughput and storage volumes
Crude oil‡	381	369	374	406	383	410	453	514	532	477
Refined products	317	392	423	433	391	429	457	413	419	430
Total	698	761	797	839	774	839	910	927	951	907
* Represents the sum of volumes transported through each separately tariffed pipeline segment.
‡ Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue	0.51	0.49	0.54	0.51	0.52	0.51	0.50	0.48	0.52	0.50
Average terminaling and storage revenue	0.21	0.21	0.22	0.22	0.22	0.27	0.28	0.29	0.34	0.30

Exhibit 99.2

CAPITAL EXPENDITURES

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures
Expansion*	**	**	0.6	0.6	1.2	1.1	0.5	0.6	52.0	54.2
Maintenance	**	**	0.9	1.8	2.7	3.5	3.4	2.2	2.8	11.9
Total Partnership	**	**	1.5	2.4	3.9	4.6	3.9	2.8	54.8	66.1

Predecessors	7.5	19.1	24.2	33.3	84.1	34.9	35.6	14.6	5.7	90.8
Total Consolidated	7.5	19.1	25.7	35.7	88.0	39.5	39.5	17.4	60.5	156.9
* Expansion capital expenditures include the acquisition costs for the Palermo Rail Terminal, Eagle Ford Gathering System and Cross-Channel projects.
** Information is not applicable for the pre-IPO periods.

CASH DISTRIBUTIONS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)*	**	**	0.1548	0.2248	0.3796	0.2743	0.3017	0.3168	0.3400	1.2328

Cash Distributions† ($ Millions)
Common units—public	**	**	2.9	4.3	7.2	5.2	5.7	6.0	6.4	23.3
Common units—Phillips 66	**	**	2.5	3.7	6.2	5.4	6.0	6.3	7.1	24.8
Subordinated units—Phillips 66	**	**	5.5	7.9	13.4	9.7	10.6	11.1	12.0	43.4
General partner—Phillips 66	**	**	0.2	0.3	0.5	0.8	1.6	1.9	3.6	7.9
Total	**	**	11.1	16.2	27.3	21.1	23.9	25.3	29.1	99.4

Coverage Ratio	**	**	1.13	1.10	1.11	1.10	1.44	1.32	1.28	1.29
* Third-quarter 2013 minimum quarterly distribution is prorated for the post-IPO period.
** Information is not applicable for the pre-IPO periods.
† Cash distributions declared attributable to the indicated periods.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

PHILLIPS 66 PARTNERS LP
	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	**	**	11.9	17.0	28.9	18.3	32.1	29.4	36.2	116.0
Plus:
Depreciation	**	**	1.1	1.5	2.6	2.4	3.9	4.0	4.0	14.3
Net interest expense	**	**	—	0.1	0.1	0.4	1.3	1.4	2.1	5.2
Amortization of deferred rentals	**	**	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.4
Provision for income taxes	**	**	0.1	0.1	0.2	0.3	0.2	0.1	0.2	0.8
Adjusted EBITDA	**	**	13.2	18.8	32.0	21.5	37.6	35.0	42.6	136.7
** Information is not applicable for the pre-IPO periods.

PREDECESSORS
	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income (Loss)
Net Income (Loss)	21.9	23.4	15.1	7.4	67.8	8.9	(1.2)	0.6	0.1	8.4
Plus:
Depreciation	3.4	3.2	2.3	2.8	11.7	1.2	—	0.2	0.5	1.9
Net interest expense	—	—	—	—	—	—	—	—	—	—
Amortization of deferred rentals	—	—	—	—	—	—	—	—	—	—
Provision for income taxes	0.1	0.1	0.1	—	0.3	—	—	—	—	—
EBITDA attributable to predecessors	25.4	26.7	17.5	10.2	79.8	10.1	(1.2)	0.8	0.6	10.3

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)
CONSOLIDATED
	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	21.9	23.4	27.0	24.4	96.7	27.2	30.9	30.0	36.3	124.4
Plus:
Depreciation	3.4	3.2	3.4	4.3	14.3	3.6	3.9	4.2	4.5	16.2
Net interest expense	—	—	—	0.1	0.1	0.4	1.3	1.4	2.1	5.2
Amortization of deferred rentals	—	—	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.4
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2	0.1	0.2	0.8
EBITDA	25.4	26.7	30.7	29.0	111.8	31.6	36.4	35.8	43.2	147.0
Less:
EBITDA attributable to predecessors	25.4	26.7	17.5	10.2	79.8	10.1	(1.2)	0.8	0.6	10.3
Adjusted EBITDA	—	—	13.2	18.8	32.0	21.5	37.6	35.0	42.6	136.7
Plus:
Adjustments related to minimum volume commitments	**	**	0.1	(0.1)	—	2.3	(0.7)	1.4	(2.4)	0.6
Phillips 66 prefunded projects and indemnities	**	**	0.3	0.5	0.8	1.5	1.1	0.7	0.2	3.5
Transaction costs associated with the acquisitions	**	**	—	0.4	0.4	1.5	—	0.2	1.0	2.7
Less:
Net interest	**	**	0.1	—	0.1	—	0.1	1.7	1.4	3.2
Income taxes paid	**	**	—	—	—	—	0.2	—	—	0.2
Maintenance capital expenditures	**	**	0.9	1.8	2.7	3.5	3.4	2.2	2.8	11.9
Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3	33.4	37.2	128.2

Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	23.8	25.0	22.0	26.8	97.6	24.6	34.6	35.5	47.7	142.4
Plus:
Net interest expense	—	—	—	0.1	0.1	0.4	1.3	1.4	2.1	5.2
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2	0.1	0.2	0.8
Changes in working capital	(0.1)	2.1	9.0	1.3	12.3	6.4	0.3	(0.5)	(6.5)	(0.3)
Accrued environmental costs	1.2	(0.5)	(0.3)	0.7	1.1	—	—	—	—	—
Other	0.4	—	(0.2)	—	0.2	(0.1)	—	(0.7)	(0.3)	(1.1)
EBITDA	25.4	26.7	30.7	29.0	111.8	31.6	36.4	35.8	43.2	147.0
Less:
EBITDA attributable to predecessors	25.4	26.7	17.5	10.2	79.8	10.1	(1.2)	0.8	0.6	10.3
Adjusted EBITDA	—	—	13.2	18.8	32.0	21.5	37.6	35.0	42.6	136.7
Plus:
Adjustments related to minimum volume commitments	**	**	0.1	(0.1)	—	2.3	(0.7)	1.4	(2.4)	0.6
Phillips 66 prefunded projects and indemnities	**	**	0.3	0.5	0.8	1.5	1.1	0.7	0.2	3.5
Transaction costs associated with the acquisitions	**	**	—	0.4	0.4	1.5	—	0.2	1.0	2.7
Less:
Net interest	**	**	0.1	—	0.1	—	0.1	1.7	1.4	3.2
Income taxes paid	**	**	—	—	—	—	0.2	—	—	0.2
Maintenance capital expenditures	**	**	0.9	1.8	2.7	3.5	3.4	2.2	2.8	11.9
Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3	33.4	37.2	128.2
** Information is not applicable for the pre-IPO periods.